Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Disclosure of contingent liabilities [abstract]
Commitments And Contingencies

19. COMMITMENTS AND CONTINGENCIES

The following table summarizes the Company’s significant unrecognized commitments as of December 31, 2020:

	2021	2022	2023	2024	2025	Total
	$	$	$	$	$	$
Exploration License (Silver City Project) - Cash	78	156	-	-	-	234
Exploration License (Silver City Project) - Shares	332	488	-	-	-	819
Concession holding fees	648	689	632	709	709	3,387
	1,057	1,333	632	709	709	4,441

Excluded above is the Platosa Project Net Smelter Return (NSR) royalty as such payments vary period to period based on production results and commodity prices. The NSR bears a rate of either (a) 1.25% in respect of manto or mineralization other than skarn mineralization or (b) 0.50% in respect of skarn or “Source” mineralization. Payments are made in cash semi-annually.

Legal contingencies

The Company is defending various legal claims including one against a subsidiary of the Company which is party to an action by a claimant in respect of damages under a property agreement regarding a non-material mineral concession within the Evolución Project. The concession is subject to an exploration and exploitation agreement with a purchase option (the “Antigua Agreement”) dated December 3, 2006 between San Pedro Resources SA de CV (“San Pedro”, now a subsidiary of Excellon) and the owner (the “Plaintiff”) that provides, among other things, for a minimum payment of $2.5 plus value added tax per month and the payment of a 3% NSR royalty. San Pedro has the right to purchase absolute title to La Antigua including the NSR royalty upon payment of $500. San Pedro was under no contractual obligation to put the mine into production and has not done so. The Plaintiff was awarded damages in the court of first instance in Torreón, Coahuila. Both San Pedro and the Plaintiff appealed the decision to the Second District State Court in the Judicial District of Torreón. That Court confirmed the initial decision but, subsequently, pursuant to an order obtained by the Plaintiff, granted the Plaintiff an award of damages multiple times greater than any income the applicable NSR royalty could produce even in the event of commercial production. San Pedro is appealing this decision to the federal courts of Mexico and believes that the decision is without merit and not supported by the evidence, facts or law. The Company expects the likelihood of this decision in respect of damages is remote and will be reversed and rationalized in the federal court system. There is no impact to the ongoing operations of the business.

The Company has accrued an amount of $142 related to various labour disputes filed since 2010.